Exhibit 3.289

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Limited Liability Company Act, the undersigned limited liability company executed the following Certificate of Merger:

FIRST:  The name of the surviving limited liability company is T-Mobile South LLC and the name of the corporation being merged into this surviving limited liability company is Powertel/Memphis, Inc.

SECOND:  The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving limited liability company and the merging corporation.

THIRD:  The name of the surviving limited liability company is T-Mobile South LLC.

FOURTH:  The merger is to become effective on December 31, 2019 at 11:20 pm EST.

FIFTH:  The Agreement of Merger is on file at 12920 S.E. 38th Street, Bellevue, Washington 98006, the place of business of the surviving limited liability company.

SIXTH:  A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of any constituent limited liability company or stockholder of any constituent corporation.

IN WITNESS WHEREOF, said limited liability company has caused this certificate to be signed by an authorized person, the 20th day of December, A.D., 2019.

By:	/s/ David A. Miller
Authorized Person

Name:	David A. Miller
Print or Type

Title:	EVP, General Counsel & Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Limited Liability Company Act, the undersigned limited liability company executed the following Certificate of Merger:

FIRST:  The name of the surviving limited liability company is T-Mobile South LLC and the name of the corporation being merged into this surviving limited liability company is Triton PCS Finance Company, Inc.

SECOND:  The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving limited liability company and the merging corporation.

THIRD:  The name of the surviving limited liability company is T-Mobile South LLC.

FOURTH:  The merger is to become effective on December 31, 2019 at 11:30 pm EST.

FIFTH:  The Agreement of Merger is on file at 12920 S.E. 38th Street, Bellevue, Washington 98006, the place of business of the surviving limited liability company.

SIXTH:  A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of any constituent limited liability company or stockholder of any constituent corporation.

IN WITNESS WHEREOF, said limited liability company has caused this certificate to be signed by an authorized person, the 20th day of December, A.D., 2019.

By:	/s/ David A. Miller
Authorized Person

Name:	David A. Miller
Print or Type

Title:	EVP, General Counsel & Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Act, the undersigned limited liability company executed the following Certificate of Merger:

FIRST:  The name of the surviving limited liability company is T-Mobile South LLC and the name of the limited liability company being merged into this surviving limited liability company is SunCom Wireless Operating Company, L.L.C.

SECOND:  The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent limited liability companies.

THIRD:  The name of the surviving limited liability company is T-Mobile South LLC.

FOURTH:  The merger is to become effective on December 31, 2019 at 11:40 pm EST.

FIFTH:  The Agreement of Merger is on file at 12920 S.E. 38th Street, Bellevue, Washington 98006, the place of business of the surviving limited liability company.

SIXTH:  A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of any constituent limited liability companies.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, the 20th day of December, A.D., 2019.

By:	/s/ David A. Miller
Authorized Person

Name:	David A. Miller
Print or Type

Title:	EVP, General Counsel & Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Act, the undersigned limited liability company executed the following Certificate of Merger:

FIRST:  The name of the surviving limited liability company is T-Mobile South LLC and the name of the limited liability company being merged into this surviving limited liability company is SunCom Wireless Property Company, L.L.C.

SECOND:  The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent limited liability companies.

THIRD:  The name of the surviving limited liability company is T-Mobile South LLC.

FOURTH:  The merger is to become effective on December 31, 2019 at 11:40 pm EST.

FIFTH:  The Agreement of Merger is on file at 12920 S.E. 38th Street, Bellevue, Washington 98006, the place of business of the surviving limited liability company.

SIXTH:  A copy of the Agreement of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of any constituent limited liability companies.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, the 20th day of December, A.D., 2019.

By:	/s/ David A. Miller
Authorized Person

Name:	David A. Miller
Print or Type

Title:	EVP, General Counsel & Secretary